Exhibit 10.112

INTERCREDITOR AND SUBORDINATION AGREEMENT

     THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (the "Agreement"), dated as of February 11, 1999 is entered into by and between ZD GROUP. L.L.C., a New York limited liability company ("Subordinating Lender"), and FINOVA CAPITAL CORPORATION, a Delaware Corporation ("Senior Lender"), with reference to the following facts:

                                    RECITALS

     A. Play Co. Toys & Entertainment Corp., a Delaware corporation ("Borrower"), has entered into the Junior Debt Documents (as defined below) with Subordinating Lender, pursuant to which subordinating Lender has extended certain financial accommodations to Borrower on the terms and conditions set forth in such Junior Debt Documents.

     B. Borrower has requested that Senior Lender enter into various agreements with Borrower, including that certain Loan and Security Agreement and related agreements, documents and instruments, dated as of January 21, 1998, as amended or modified from time to time (collectively, the "Senior Loan Agreement"), pursuant to which Senior Lender would extend certain revolving loans to Borrower.

     C. Senior Lender is unwilling to enter into the Senior Loan Agreement with Borrower and to extend to Borrower the loans contemplated thereunder unless Subordinating Lender enters into this Agreement.

     D. Subordinating Lender is interested in the financial success of Borrower and will benefit by the loans which Senior Lender proposes to extend to Borrower under the Senior Loan Agreement

     E.  Accordingly,  to induce  Senior  Lender to enter into the  Senior  Loan
Agreement with Borrower and to extend to Borrower the loans contemplated thereunder Subordinating Lender is willing to enter into this Agreement with Senior Lender.

                                    AGREEMENT

     NOW, THEREFORE, the parties agree as follows:

     1. Certain Defined Terms.

     a. General: When used in this Agreement, the following terms have the following respective meanings:

     "Agreement" has the meaning set forth in the introduction hereto.

     "Borrower" has the meaning set forth in the recitals of this Agreement.

     "Junior Debt" means all present and future indebtedness and other obligations (direct or indirect) owing by Borrower to Subordinating Lender. "Junior Debt" includes (without limitation) indebtedness owed under the Junior Debt Documents, together with any other debts, demands, monies, indebtedness, liabilities, and obligations now or hereafter owed by Borrower to Subordinating Lender, including interest, principal, costs, and other charges, together with all claims, rights, causes of action, judgments, decrees and other obligations

     "Junior Debt Documents" means all instruments and agreements evidencing the Junior Debt, including that certain Agreement, dated November 11, 1998 between Borrower and Subordinating Lender, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

     "Senior Debt" has the meaning set forth in Section 3(a) of this Agreement.

     "Senior Lender" has the meaning set forth in the introduction of this Agreement.

     "Senior Loan Agreement" has the meaning set forth in the recitals of this Agreement.

     "Subordinating Lender" has the meaning set forth in the introduction of this Agreement.

     b. Other Terms. Unless otherwise defined in this Agreement, any and all initially capitalized terms set forth in this Agreement shall have the meaning ascribed thereto in the Senior Loan Agreement

     2. Representations, Warranties, and Covenants. Subordinating Lender and Borrower represent, warrant, and covenant (jointly and severally) to Senior Lender that:

     a. Junior Debt Documents. Concurrently with the execution hereof, a copy of all Junior Debt Documents shall be delivered to Senior Lender and all Junior Debt Documents shall be conspicuously marked with substantially the following legend:

     "Subject to that certain Intercreditor and Subordination Agreement, dated as of February ___, 1999, between ZD Group L.L.C. and FINOVA Capital Corporation

     b. No Default. Borrower is not in default under any Junior Debt Document.

     c. Notice of Default. Subordinating Lender and Borrower shall each promptly notify Senior Lender of all defaults, events of default, and events which with the giving of notice or the passage of time, or both, would become events of default ("unmatured events of default") under any Junior Debt Document.

     d. Further Action. Upon Senior Lender's request, Subordinating Lender will promptly take all actions which Senior Lender believes appropriate to carry out the purposes of this Agreement

     3. Subordination.

     a. General. As more fully provided in the remainder of this Article 3, the Junior Debt is hereby subordinated and made junior to all obligations now or hereafter owing to Senior Lender by Borrower. The obligations referred to in the preceding sentence as being owing to Senior Lender are referred to in this Agreement as the "Senior Debt," and include the Obligations, all present and future representations, warranties, covenants, agreements, indemnities, and other obligations which Borrower or its successors and assigns may incur to Senior Lender, including (without limitation) those incurred after the filing of a bankruptcy petition or commencement of a bankruptcy case by or against Borrower.

     b. No Payments to Subordinating Lender. Borrower and Subordinating Lender agree (and Subordinating Lender acknowledges such agreement) that Borrower shall neither: (i) make any payments to Subordinating Lender in respect of the Junior Debt, nor (ii) without Senior Lender's prior written consent, execute or deliver any negotiable instruments as evidence of the Junior Debt, until such time as the Senior Debt shall have been indefeasibly paid in full by Borrower to Senior Lender. The foregoing notwithstanding, provided there does not at the time of such payment exist an Event of Default or Incipient Default, Borrower may pay and Subordinating Lender may accept those payments described on the attached Exhibit B.

     c. Priority of Interests in Collateral. Subordinating Lender holds a subordinate security interest and lien in the Collateral as security for Borrower's payment and performance of its obligations to Subordinating Lender under the Junior Debt Documents. Such security interest, lien, or other right or interest shall, at all times prior to the indefeasible payment in full of the Senior Debt, be junior, subordinate and subject to any security interest, lien or other right or interest Senior Lender now has or may hereafter acquire in the Collateral. The subordination provided in this Section 3(c) shall apply irrespective of the time or order of attachment or perfection of any security interest, irrespective of the time or order of filing of any financing statement or other document, and irrespective of any statute, rule, law, or court decision to the contrary.

     4.  Restrictions on Subordinating  Lender's  Actions.  Unless it shall have obtained Senior Lender's prior written consent, until the Senior Debt has been indefeasibly paid in full, Subordinating Lender will not: (i) demand or accept any payment upon the Junior Debt; (ii) foreclose or realize upon any collateral hereafter securing the Junior Debt (whether such collateral constitutes part of the Collateral or consists of other assets of Borrower), or otherwise enforce any security agreement, mortgage, lien instrument, or other encumbrance hereafter securing the Junior Debt; or (iii) commence, prosecute, or participate in any administrative, legal, or equitable action that in Senior Lender's judgment might adversely affect Borrower's business or Borrower's ability to pay the Senior Debt.

     5.  Remedies.  If  Borrower  or  Subordinating  Lender  attempts to violate
Section 3(b) or Clause (i) of Article 4, or if Subordinating Lender in any other manner receives any funds which by virtue of this Agreement it is precluded from receiving, Subordinating Lender shall be deemed to hold any payment or distribution it receives in trust for Senior Lender's benefit. In such case, Subordinating Lender shall immediately remit such payment or distribution to Senior Lender. If Subordinating Lender attempts to violate Clause (ii) of
Article 4, Senior Lender (in Senior Lender's or Borrower's name) or Borrower may seek injunctive or other equitable relief to prevent or stop Subordinating Lender's actions, it being agreed that legal remedies may be inadequate. If Subordinating Lender attempts to violate Clause (iii) of Article 4, Borrower may interpose as a defense or plea the making of this Agreement, and Senior Lender may intervene and interpose such defense or plea in its own or Borrower's name. The remedies provided in this Article 5 are not exclusive; Senior Lender shall be entitled to all other remedies available at law or in equity.

     6. No Action to Violate Senior Lender Agreements. Subordinating Lender shall not take any action which in Senior Lender's judgment might cause Borrower to violate the Senior Loan Agreement or any other agreement between Borrower and Senior Lender.

     7. No Amendment of Junior Debt Documents. Unless Senior Lender's prior written consent shall have been obtained, no Junior Debt Document may be amended or modified.

     8. Extensions, Compromises, etc. Without having to obtain either Borrower's or Subordinating Lender's consent, Senior Lender may grant to Borrower extensions of the time of payment or performance, and may enter into compromises (including releases of collateral and settlements) with Borrower with respect to the Senior Debt.

     9. Waiver. Subordinating Lender waives any right it may now or hereafter have to require Senior Lender to marshall assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order.

     10. No Constraint on Senior Lender. Nothing contained in this Agreement shall preclude Senior Lender from discontinuing its extension of credit to Borrower (whether under the Senior Loan Agreement or otherwise) or from taking (without notice to Subordinating Lender, Borrower, or any other individual or entity) any other action in respect of the Senior Debt or the Collateral which Senior Lender is otherwise entitled to take with respect to the Senior Debt or the Collateral. Among the actions which Lender may take accordance with this
Article 10 are: renewing, extending, and increasing the amount of the Senior Debt; otherwise changing the terms of the Senior Debt; settling, releasing, compromising, and collecting on the Senior Debt; making (and refraining from making) other secured and unsecured loans and advances to Borrower; amending any present or future agreement between Senior Lender and Borrower; and all other actions which Senior Lender deems advisable.

     11. Impact of Bankruptcy. If a voluntary or involuntary bankruptcy petition shall be filed respecting Borrower: (a) this Agreement (including the subordination provisions contained in Article 3) shall continue in full force and effect; (b) Subordinating Lender shall take no action in the bankruptcy proceeding which might (in Senior Lender's opinion) adversely affect Senior Lender's rights and interests respecting the Senior Debt; and (c) Subordinating Lender shall take all actions reasonably requested by Senior Lender to protect Senior Lender's interests during the course of such bankruptcy proceedings.

     12. Miscellaneous.

     a. Amendment. No amendment or waiver of this Agreement shall be effective unless in a writing signed by each party hereto.

     b. Binding Effect; Governing Law; Venue. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona. All actions and proceedings arising in connection with this Agreement shall be tried and litigated only in state or federal courts located in Maricopa County, Arizona, or (at Senior Lender's sole option) in any other court in which Senior Lender may initiate legal or equitable proceedings, so long as such court has subject matter jurisdiction. Subordinating Lender and Borrower each waive any right it may have to plead forum non-conveniens or otherwise to object to venue, and hereby consents to any court-ordered relief.

     c. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement.

     d. Headings. The headings contained in this Agreement are for convenience only. They shall not affect the interpretation of this Agreement.

     e. Attorneys' Fees; etc. In any suit or action brought by Senior Lender to enforce this Agreement or to obtain an adjudication (declaratory or otherwise) of rights or obligations hereunder, the Subordinating Lender shall pay to the Senior Lender the attorneys' fees and other costs and expenses incurred by the Senior Lender.

     f. Severability. Any provision of this Agreement that is prohibited by law or unenforceable in any jurisdiction shall be ineffective in that jurisdiction to the extent of such prohibition or unenforceability, without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permissible, the parties waive any law that renders this Agreement prohibited or unenforceable.

     g. Entire Agreement. This Agreement constitutes the entire agreement between and among the parties regarding the subject matter hereof. This Agreement supersedes all prior and contemporaneous agreements between or among the parties with respect to the subject matter hereof.

     h. Notice. All notices or demands by any party hereunder must be in writing and personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a recognized overnight mail service as follows:

                  Senior Lender:            FINOVA CAPITAL CORPORATION
                                            355 South Grand Avenue
                                            Los Angeles,  California  90017

                  Subordinating Lender:     ZD GROUP L.L.C.
                                            Suite 1602
                                            1410 Broadway
                                            New York, New York 10018

          Borrower:                         PLAY CO. TOYS & ENTERTAINMENT CORP.
                                            550 Rancheros Drive
                                            San Marcos,  California  92069
                                            Attn.:  Chief Financial Officer

                  with a copy to:           TODTMAN, NACHAMIE,
                                            HENDLER & SPIZZ, P.C.
                                            425 Park Avenue
                                            New York,  New York  10022
                                            Attn.:  Barton Nachamie, Esq.

     The parties may change the address at which they receive notice by giving notice to each other in the foregoing manner. Notices or demands sent in accordance with this Section shall be deemed to be received on the earlier of the date of actual receipt or five (5) calendar days after deposit in the United States mail.

     i. Termination. This Agreement shall continue in full force and effect until Borrower has satisfied in full the Senior Debt.

     j. Rules of Construction. As used in this Agreement, the singular includes the plural; the plural includes the singular. References to one gender include all genders. Unless otherwise specified, references to Articles, Sections, Exhibits, and parties refer to Articles, Sections, Exhibits, and parties of or to this Agreement. The words "include", "including" and similar words are not intended to be limiting.

     k. Counterparts. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties did not sign the same counterpart. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

ZD GROUP L.L.C.,
a New York limited liability company

By:
Title:

FINOVA CAPITAL CORPORATION,
a Delaware corporation

By:
Title:

90885-1

                            BORROWER'S ACKNOWLEDGMENT

     The undersigned Borrower hereby approves of, and agrees and consents to, the foregoing Intercreditor and Subordination Agreement, dated as of February ___, 1999, among ZD Group L.L.C. and FINOVA Capital Corporation (the "Subordination Agreement"). Unless otherwise defined in this Acknowledgment, terms defined in the Subordination Agreement have the same meanings when used in this Acknowledgment.

     Borrower agrees to be bound by the Subordination Agreement. Borrower further agrees that the Subordination Agreement may be amended by Senior Lender and Subordinating Lender without notice to, or the consent of, Borrower.

     PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation



By:
Name:
Title:


90885-1

                                   EXHIBIT A-1
                  TO INTERCREDITOR AND SUBORDINATION AGREEMENT


                          [Copy of Security Agreement]